THE EXCHEQUER VARIABLE ANNUITY

A FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED
AND VARIABLE ANNUITY CONTRACT

issued by

Security Life of Denver Insurance Company

and its

Security Life Separate Account A1

Supplement Dated December 2, 2010

This supplement updates and amends certain information contained in your prospectus dated May 1, 1998, and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.

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NOTICE OF AN UPCOMING PORTFOLIO MERGER

The Board of Trustees of ING Investors Trust has approved a proposed Portfolio merger. Subject to shareholder approval, effective after the close of business on or about January 21, 2011 (the “Merger Effective Date”), the following Disappearing Portfolio will merge into and become part of the following Surviving Portfolio.

Disappearing Portfolio	Surviving Portfolio
ING BlackRock Large Cap Value Portfolio (Class I)	ING T. Rowe Price Equity Income Portfolio (Class I)

IMPORTANT INFORMATION REGARDING THE
UPCOMING PORTFOLIO MERGER

•      Prior to the Merger Effective Date, you may transfer amounts allocated to the Investment Division that invests in the Disappearing Portfolio to any other available Investment Division or to the Guaranteed Interest Division. See the “Your Right to Transfer Among Divisions” section beginning on page 27 of your product prospectus for information about making Investment Division transfers, including applicable restrictions and limits on transfers.

•      On the Merger Effective Date, your investment in the Investment Division that invests in the Disappearing Portfolio will automatically become an investment in the Investment Division that invests in the Surviving Portfolio with an equal total net asset value.

•      Unless you provide us with alternative allocation instructions, after the Merger Effective Date all allocations directed to the Investment Division that invests in the Disappearing Portfolio will be automatically allocated to the Investment Division that invests in the Surviving Portfolio. You may give us alternative allocation instructions at any time by contacting the ING Customer Service Center.

•      After the Merger Effective Date, the Disappearing Portfolio will no longer exist and all references to it in the product prospectus are to be replaced by the Surviving Portfolio.

•      You will not incur any fees or charges or any tax liability because of the merger, and your Contract Value immediately before the merger will equal your Contract Value immediately after the merger.

XCHVA-10	Page 1 of 2	December 2010

NOTICE OF AN UPCOMING PORTFOLIO ADDITION

In connection with the upcoming Portfolio merger involving the ING BlackRock Large Cap Value Portfolio referenced above, effective on the Merger Effective Date the ING T. Rowe Price Equity Income Portfolio (Class I) will be added to your Contract as a replacement investment.

Please note the following summary information about the ING T. Rowe Price Equity Income Portfolio:

Portfolio Name	Investment Adviser/ Subadviser	Investment Objective
ING T. Rowe Price Equity Income Portfolio (Class I)	Investment Adviser: Directed Services LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks substantial dividend income as well as long-term growth of capital.

More information about the risks associated with investing in the ING T. Rowe Price Equity Income Portfolio can be found in the current prospectus and Statement of Additional Information for that Portfolio.

MORE INFORMATION IS AVAILABLE

More information about the Portfolios available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Portfolio. You may obtain these documents by contacting us at our:

ING Customer Service Center

P.O. Box 5065

Minot, ND 58702-5065

1-877-253-5050

If you received a summary prospectus for any of the Portfolios available through your Contract, you may obtain a full prospectus and other Portfolio information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Portfolio’s summary prospectus.

XCHVA-10	Page 2 of 2	December 2010